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                                                                    EXHIBIT 24.3

                               POWER OF ATTORNEY

     WHEREAS, Equistar Chemicals, LP, a Delaware limited partnership (the "Partnership"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1999, with such amendment or amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto (the
"Form 10-K");

     NOW, THEREFORE, each of the undersigned, in his or her capacity as a member of the Partnership Governance Committee of the Partnership (the "Committee"), does hereby appoint Gerald A. O'Brien and Kelvin R. Collard, and each of them, as his or her true and lawful attorneys-in-fact and agents with power to act and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, as the case may be, of the Partnership, the Form 10-K, and all instruments necessary or incidental in connection therewith as said attorneys-in-fact and agents or any of them shall deem necessary or appropriate

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of March, 2000.


                                         William M. Landuyt
                                  ---------------------------------
                                         William M. Landuyt


                                         John E. Lushefski
                                  ---------------------------------
                                         John E. Lushefski


                                         George Robbins
                                  ---------------------------------
                                         George Robbins


                                         Dr. Ray R. Irani
                                  ---------------------------------
                                         Dr. Ray R. Irani


                                         Stephen I. Chazen
                                  ---------------------------------
                                         Stephen I. Chazen


                                         J. Roger Hirl
                                  ---------------------------------
                                         J. Roger Hirl


                                         Dan F. Smith
                                  ---------------------------------
                                         Dan F. Smith


                                         Jeff Pendergraft
                                  ---------------------------------
                                         Jeff Pendergraft


                                         Kevin DeNicola
                                  ---------------------------------
                                         Kevin DeNicola